UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive additional materials

[ ]	Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12

REED’S, INC.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Message from the Founder, Chairman and Chief Executive Officer

To Our Stockholders:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Reed’s (the “Company”), which will be held [ ] on [ ], 2016. The formal Notice of Annual Meeting of Stockholders and Proxy Statement, which are contained in the following pages, outline the actions that will, or may, if properly presented, be taken by the stockholders at the meeting. Enclosed you should have received a WHITE proxy card or WHITE voting instruction form and postage-paid return envelope, which are being solicited on behalf of our board of directors (the “board”).

I’m thrilled to announce our new team of Board of Directors. Your independent board will be a tremendous resource for our company. This new board will include myself and 4 independent board members with significant and specific areas of expertise.

1.	John Bello will be Reed’s Chairman of the Board – our first independent Chairman - and our marketing and sales expert. Mr. Bello is the creator, founder and former CEO of Sobe Beverages, which sold to PepsiCo in 2001 for $370 million.

2.	Lewis Jaffe will be our new Board’s governance expert. Mr. Jaffe is Entrepreneur-in-Residence at the Fred Kiesner Center for Entrepreneurship, Loyola Marymount University, Los Angeles. He has extensive public and private board governance experience and a Masters Professional Director Certification from the American College of Corporate Directors.

3.	Charles Cargile will be our finance expert. Mr. Cargile has over 20 years experience in financial leadership in three different public companies, including 15 years as Chief Financial Officer. Mr. Cargile is recognized as a financial expert by the Security and Exchange Commission and has served on public company boards and audit committees.

4.	Stefan Freeman will be our Operations and Supply Chain expert. Mr. Freeman resides in Los Angeles and has over 25 years experience in sales operations, manufacturing, and supply chain operations. Mr. Freeman has been Director of Sales Operations for Dr. Pepper Snapple Group, Supply Chain Manager and Plant Manager for Pepsi-Cola Bottling Group, Regional Vice President of Manufacturing for Coca-Cola Refreshments and Vice President of Fleet Operations for Coca-Cola Refreshments.

Reed’s, continues to lead the Natural and Craft Soda renaissance nationally. Our core brands, Reed’s Ginger Brews and Virgil’s Sodas are back on track and growing again in the marketplace after 2015 supply chain issues. Reed’s Ginger Brews grew 14% and Virgil’s soda grew 13% during the third quarter of 2016. Our new Reed’s Stronger Ginger Brew continues to grow with 3rd quarter of 2016 sales up 293% year over year and our Butterscotch Beer sales were also up 170% year over year.

We continue to add new retailers. Recent additions include Target, CVS and Stater Bros. We have added significant new distribution in the last year including the Southern California and San Diego marketplaces, Indiana, select New England markets and Nevada regions for direct store distribution (“DSD”). International Sales increased 250% year over year with new distributors in England and the Middle East.

Reed’s Culture Club Kombucha line experienced significant out of stock instances in 2015 due to supply chain issues. In addition, this promising brand is also under heavy pressure from a large influx of new Kombucha brands. That being said, we are very enthusiastic about our upcoming opportunities for our Kombucha beverages. We are preparing to relaunch and aggressively market our Kombucha brand after a revamp of the product line with positive new innovations from our research and development team. We still make the best tasting Kombucha brand in the marketplace and with these new changes to our Kombucha products, we will become even more appealing to consumers.

We have been exhibiting at trade shows nationwide and have hosted booths at the Natural Products shows, the National Restaurant show, the National Convenient Store show and the National Specialty Food shows this year. In addition, we continue to participate with many of our large grocery partners’ consumer marketing programs including in-store advertising and circulars, and participation in consumer events to drive awareness around our brands.

Capacity at our new plants is progressing as planned. Our fully automated Los Angeles facility is scheduled to come online by the end of the year and will be capable of producing three times more product than the old line with much more efficiency. The east coast back-up facilities have been handling our overflow very well since earlier this year. We now have redundant capacity which will ensure that we avoid the out of stock issues we experienced last year and will allow us to rationalize the usage in 2017.

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In 2015, because our largest plant had a catastrophic equipment failure, we created significant out of stocks on our products. During this time, these out of stock issues caused us to lose approximately 20% of our shelf placements. We continue to reach out to our customers to assure them that our out of stock issues were caused by one time events and that we are now back in stock. Our fill rate on orders is now 97% and we have recovered approximately 25% of the shelf placements we had lost. We expect to get back much of the remaining lost shelf placements at an even faster pace moving forward. The combination of the plant capacity and the shelf space opportunity for a sustained sales recovery in 2017.

By bringing the west coast facility on line and returning to more steady-state production, we expect to increase our profit margins. Our goal is to exceed 30% gross margins by the end of the 2nd quarter 2017. This will be accomplished by negotiating better packaging contracts, improving production processes and enhancing plant efficiencies. The margin improvements should result in significant improvement in profitability. We generated cash in the 3rd quarter of 2016 and with the improvement in margins, we expect to continue to generate positive cash flow moving forward.

This year we have continued to focus on research and development with our primary focus being the development of the first natural soda fountain system, which we are designing for one of the largest fast casual restaurant chains in the country. In addition, we have developed new processes for making our Ginger Brews that will simplify the brewing process and improve profitability without sacrificing quality. We are revamping our Kombucha line to make it more appealing to customers while retaining the great flavor of these products. We expect the revised Kombucha line to launch in early 2017. Our research and development team has also developed a new line of products aimed at large national retailers that we will unveil shortly.

As the quarterly financials continue to improve, we anticipate lower interest rates on working capital lines of credit. In 2017, we anticipate refinancing our current working capital line of credit resulting in significantly lower interest expenses.

In 2017, we expect continued and accelerating sales growth leading to increased profitability and shareholder value. We eagerly await our launch of the first natural soda fountain to consumers. As the company continues its march to profitability, we expect to be able to ramp up the marketing around our products. We are excited about our new product innovations that will soon launch and the re-launch of our Kombucha. We are excited about our new board and management team that we have assembled around Reed’s.

Chris Reed

Founder, Chief Executive Officer and Chairman, Reed’s, Inc.

NYSE MKT: REED

FORWARD LOOKING STATEMENTS

This statement contains forward-looking statements. These statements include projections, predictions, expectations or statements as to beliefs or future events or results or refer to other matters that are not historical facts. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by these statements. The forward-looking statements contained herein are based on various factors and were derived using numerous assumptions. In some cases, you can identify these forward-looking statements by the words “anticipate”, “estimate”, “plan”, “project”, “continuing”, “ongoing”, “target”, “aim”, “expect”, “believe”, “intend”, “may”, “will”, “should”, “could”, or the negative of those words and other comparable words. You should be aware that those statements reflect only the Company’s predictions. If known or unknown risks or uncertainties should materialize, or if underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind not to place undue reliance on these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements contained in this statement are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

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REED’S, INC.

13000 South Spring Street Los Angeles, California 90061

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

To be held [  ], 2016

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders at [      ] on [      ], 2016. The business of the annual meeting will be to:

●	Elect Christopher Reed, John Bello, Stefan Freeman, Lewis Jaffe and Charles Cargile to serve as directors until the 2017 annual meeting, or until each director’s successor is elected and qualified;

●	Ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

●	Consider and vote on whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers (as that term is defined in the Proxy Statement for the 2016 Annual Meeting) for the fiscal year ended December 31, 2015;

●	Approve management proposal to re-price previously issued stock options,

●	To amend the advance notice provisions of our amended and restated bylaws,

●	Consider shareholder proposals, if properly presented by the relevant shareholder proponents; and

●	To transact such other business as may properly come before the 2016 Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The board recommends: a vote “FOR” each of the three nominees for director named in the accompanying Proxy Statement and a vote “FOR” proposals 2, 3, 4 and 5 on the enclosed WHITE proxy card.

The board has fixed the close of business on October 24, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof.

* * * IMPORTANT NOTICE * * *

Regarding Internet Availability of Proxy Materials

for the 2016 Annual Meeting of Stockholders to be held on [ ], 2016.

In accordance with rules issued by the Securities and Exchange Commission, you may access our 2015 Annual Report and our Proxy Statement at

[                                  ]

The board recommends a vote “FOR” the election of each of the director nominees named in the accompanying Proxy Statement and on the enclosed WHITE proxy card, and strongly urges you NOT to sign or return any proxy card(s) or instruction form(s) that you may receive from the Committee or any of their affiliates.

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Please submit a WHITE proxy as soon as possible so that your shares can be represented and voted at the Annual Meeting in accordance with your instructions. For specific instructions on submitting a proxy to have your shares voted, please refer to the instructions on the WHITE proxy card or the information forwarded by your bank, broker or other nominee. Even if you have submitted a White proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy issued in your name from such bank, broker or other nominee.

If you have previously signed a proxy card sent to you by the Committee or any of their affiliates in respect of the Annual Meeting, you can revoke that proxy and submit a White proxy to vote for the board’s nominees by signing, dating and returning the enclosed WHITE proxy card or by following the instructions provided in the WHITE proxy card to submit a proxy to vote your shares over the Internet or by telephone or by voting in person at the Annual Meeting. Signing, dating and returning any proxy card that the Committee or any of their affiliates may send to you, even with instructions to vote “withhold” with respect to the Committee Nominees, will cancel any proxy you may have previously submitted to have your shares voted for the board’s nominees on a WHITE proxy card as only your latest proxy card or voting instruction form will be counted. If you are a beneficial holder of shares held in “street name,” you should follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions. The board urges you to sign, date and return only the enclosed WHITE proxy card.

Your vote is very important. Please submit your WHITE proxy card even if you plan to attend the Annual Meeting. To submit a White proxy card or to vote your shares over the Internet or by telephone, please follow the instructions on the enclosed WHITE proxy card.

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices and any documents incorporated by reference, carefully and in their entirety.

Your vote will be especially important at the meeting. As you may know, Joseph Grace, Edwin R. Lozano, James G. McRitchie, Gary W. Spiro, Mathew D. Tekulsky, Jeffrey T. Glidden and Jeffrey V. Hembrock (collectively referred to herein as the “Committee”), have notified the Company that they intend to nominate a slate of five nominees for election as directors in opposition to the nominees recommended by our board of directors.

The board recommends a vote “FOR” the election of each of the director nominees named in the accompanying Proxy Statement and on the enclosed WHITE proxy card, and strongly urges you NOT to sign or return any proxy card(s) or instruction form(s) that you may receive from the Committee or any of their affiliates.

Los Angeles, California	By Order of the Board of Directors
[ ], 2016	Christopher J. Reed, Chairman

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 274-8654

E-mail: info@okapipartners.com

By Order of the Board of Directors,
Los Angeles, California	Christopher J. Reed,
[ ], 2016	Chief Executive Officer and Chairman

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PROXY STATEMENT

FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS OF

REED’S, INC.

To Be Held on [              ], 2016

The enclosed the enclosed WHITE proxy card is being delivered with this Proxy Statement on behalf of the board of directors (the “board”) of Reed’s, Inc., a Delaware corporation, for use at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Reed’s, Inc. and all postponements, continuations or adjournments thereof. These proxy materials and the enclosed Annual Report on Form 10K for the year ended December 31, 2015, as amended, (“Annual Report”) are being mailed to our stockholders on or about [ ], 2016. In this Proxy Statement, we use the terms the “Company”, “Reed’s”, “we”, “our” and “us” to refer to Reed’s, Inc.

Is my vote important? Your vote will be particularly important at the Annual Meeting. As you may know, the Company has received a notice from Joseph Grace, Edwin R. Lozano, James G. McRitchie, Gary W. Spiro, Mathew D. Tekulsky, Jeffrey T. Glidden and Jeffrey V. Hembrock (the “Committee”) regarding their intent to nominate a competing slate of directors (the “Committee Nominees”) at the Annual Meeting.

The board recommends a vote “FOR” the election of each of the director nominees named in this Proxy Statement on the enclosed WHITE proxy card, and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from the Committee or any of their affiliates.

To vote for all of the board’s nominees, you must sign, date and return the enclosed WHITE proxy card or follow the instructions provided in the WHITE proxy card for submitting a proxy over the Internet or by telephone or vote in person at the Annual Meeting.

If you have previously signed any proxy card sent to you by the Committee or any of their affiliates in respect of the Annual Meeting, you can revoke it by signing, dating and returning the enclosed WHITE proxy card or by following the instructions provided in the WHITE proxy card for submitting a proxy to vote your shares over the Internet or by telephone or voting in person at the Annual Meeting. Signing, dating and returning any proxy card that the Committee or any of their affiliates may send to you, even with instructions to vote “withhold” with respect to the Committee Nominees, will cancel any proxy you may have previously submitted to have your shares voted for the board’s nominees as only your latest proxy card or voting instruction form will be counted. Beneficial holders who hold their shares in “street name” should follow the voting instructions provided by their bank, broker or other nominee to ensure that their shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions.

The board urges you to sign, date and return only the enclosed WHITE proxy card.

Where and when is the Annual Meeting? Our Annual Meeting will be held [             ], on [             ] at [             ] Pacific Standard Time.

Why did I receive these materials? You received this Proxy Statement because you held shares of our common stock on October 24, 2016, the record date fixed by our board, and you are entitled to vote at the Annual Meeting. This Proxy Statement and a copy of our Annual Report will be mailed on or about [          ], 2016. Although the Proxy Statement and Annual Report are being mailed together, the Annual Report is not incorporated into, and should not be deemed part of, this Proxy Statement.

Who can attend the Annual Meeting? Only stockholders as of the record date, their authorized representatives, and invited guests will be able to attend the Annual Meeting.

Who is entitled to vote? Only holders of record of our common stock at the close of business on October 24, 2016, the record date, are entitled to vote at the Annual Meeting. Each share is entitled to vote on each matter properly brought before the meeting. As of the record date, there were 13,973,726 shares of our common stock outstanding. Holders of Series A preferred stock do not have voting rights on any matters, including, without limitation, the election of directors.

Who are the proxies? The board of the Company has appointed Daniel Miles, our Chief Financial Officer and Mark Beaton, our Chief Operating Officer to serve as proxies at the Annual Meeting. When you fill out your WHITE proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

Will there be a proxy contest at the Annual Meeting? The Committee has provided notice to the Company that the Committee intends to nominate a competing slate of directors in opposition to the board’s highly qualified director nominees. Our board does NOT endorse or recommend the election of the Committee Nominees as directors. You may receive proxy solicitation materials from the Committee or any of their affiliates, including an opposition proxy statement or proxy card. The board strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from the Committee or any of their affiliates.

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Please be advised that the Company is not responsible for the accuracy of any information provided by, or relating to, the Committee or any Committee Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Committee or any of their affiliates or any other statements that the Committee or any of their affiliates or representatives may otherwise make.

Our board is pleased to nominate for election as director the five persons — Christopher Reed, John Bello, Lewis Jaffe, Charles Cargile, and Stefan Freeman —named in this Proxy Statement and on the enclosed WHITE proxy card. We believe our five director nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all of the Company’s stockholders.

What do I do if I receive a proxy card or voting instruction form from the Committee?

The board strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from the Committee or any of their affiliates, even with instructions to vote “withhold” with respect to the Committee Nominees. Instructions to withhold votes with respect to the Committee Nominees on a proxy card provided by, or on behalf of, the Committee or their affiliates will cancel any proxy previously submitted by you to vote for the board’s nominees on a WHITE proxy card or WHITE voting instruction form as only your latest proxy card or voting instruction form will be counted.

If you previously signed a proxy card or submitted a voting instruction form sent to you by, or on behalf of, the Committee or their affiliates, you can change or revoke that proxy and have your shares voted for the board’s nominees by (i) signing, dating and returning only the enclosed WHITE proxy card in the enclosed postage-paid return envelope to submit your proxy by mail, (ii) following the instructions provided in the WHITE proxy card for submitting a proxy over the Internet or by telephone, or (iii) attending the Annual Meeting to vote in person. Only your latest dated proxy will be counted at the Annual Meeting.

If you need assistance changing or revoking your proxy, please call the Company’s proxy solicitor, Okapi Partners, toll free at (877) 274-8654 (within the U.S.).

How do I vote if I am a registered stockholder? You may vote in person, electronically via the Internet, or by proxy. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person. If you are a registered holder, you can vote your WHITE proxy card by mail, electronically via the Internet, or in person at the Annual Meeting. If you choose to vote by mail, mark your WHITE proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope. If you wish to vote in person, you can vote the WHITE proxy card in person at the Annual Meeting. Signing and returning a proxy will not prevent you from voting in person at the meeting.

How do I vote electronically? If you are a registered stockholder, you may vote electronically via the Internet. Please review the voting instructions on the WHITE proxy card.

How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the WHITE proxy card. Please review the voting instructions on the WHITE proxy card and read the entire text of the proposals and the positions of the board of Directors in the Proxy Statement prior to marking your vote. If your WHITE proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the board of Directors on that proposal.

How do I vote if I am a beneficial stockholder? If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide to you. If you wish to vote in person at the meeting, you must first obtain from the record holder a WHITE proxy card issued in your name.

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What items will be voted upon at the Annual Meeting? The following items will be voted upon at the Annual Meeting:

●	Elect Christopher Reed, John Bello, Stefan Freeman, Lewis Jaffe and Charles Cargile to serve as directors until the 2017 annual meeting, or until each director’s successor is elected and qualified;

●	Ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2017;

●	Consider and vote on whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers (as that term is defined in the Proxy Statement for the 2016 Annual Meeting) for the fiscal year ended December 31, 2015;

●	Approve management proposal to re-price previously issued stock options,

●	Vote for the amendment to our amended and restated bylaws to amend the advance notice provisions of the amended and restated bylaws; and

●	Consider shareholder proposals, if properly presented by the relevant shareholder proponents.

The board does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the WHITE proxy card to vote on them according to their best judgment.

What is the board of directors’ voting recommendation? For the reasons set forth in more detail later in the Proxy Statement, the board recommends you vote using the enclosed WHITE proxy card FOR the election of all nominees for director proposed by our board (Proposal 1). The board has ratified the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2017 (Proposal 2) which selection was made by the Company’s Audit Committee. The board recommends a vote FOR the ratification of the auditors (Proposal 2). The board recommends a vote FOR Proposal 3, the say-on-pay proposal, to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2015. The board recommends a vote FOR Proposal 5 to approve management proposal to re-price previously issued stock options. The board recommends a vote FOR Proposal 5 to amend the advance notice provision of our amended and restated bylaws. The board recommends a vote AGAINST shareholder proposals (Proposals 6 and 7).

Please note that the best way to support the board’s nominees is to vote “FOR” the board’s nominees by signing, dating and returning the enclosed WHITE proxy card or by submitting a proxy over the Internet or by telephone by following the instructions on the WHITE proxy card. The board strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from the Committee or any of their affiliates. Signing and returning any proxy card that the Committee or any of their affiliates may send to you, even to vote “withhold” with respect to the Committee Nominees, will cancel any proxy you may have previously submitted to have your shares voted for the board’s nominees on a WHITE proxy card, as only your latest dated proxy card will be counted. Therefore, the board urges you to sign, date and return only the enclosed WHITE proxy card.

How can I provide my comments to the Company? We urge you to let us know your comments or to bring a particular matter to our attention by writing directly to us at Reed’s, Inc., 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

How many votes are needed to have the proposals pass? The affirmative vote of the majority of the votes cast at the Annual Meeting is required to elect the directors, ratify the selection of the auditors, and proposals regarding independent board Chairman and shareholder proxy access. Because the say-on-pay proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our stockholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers.

How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the WHITE proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the WHITE proxy card. If a WHITE proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR Proposal No. 1, the election of directors recommended by the Board, FOR Proposal No. 2 the ratification of the auditors for this year, FOR Proposal 3, the say-on-pay proposal, FOR Proposal 4, the re-price stock options, FOR Proposal 5, the amendment to the advance notice provision of our amended and restated bylaws, and AGAINST shareholder proposals (Proposals 6 and 7).

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will not constitute a vote FOR or AGAINST any matter, and thus will be disregarded in the calculation of shares voting or votes cast on any matter submitted to the stockholders for a vote.

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Broker Non-Votes. Brokers that are members of certain securities exchanges and that hold shares of our common stock in street name on behalf of beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the applicable rules governing such brokers, Proposal 2 to ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm is considered a “discretionary” item. This means that brokers may vote using their discretion on this proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, all other proposals are “non- discretionary matters”, which means your bank, brokerage firm, broker-dealer or other similar organization may not vote your shares without voting instructions from you. Therefore, you must give your broker instructions in order for your vote to be counted. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of October 24, 2016 we had [ ] shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is [ ].

How can I revoke my proxy? You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

1.	Giving timely written notice of the revocation to our Secretary,

2.	Executing and delivering a WHITE proxy card with a later date, or

3.	Voting in person at the meeting.

How would my proxy be voted on other matters? The persons named on the WHITE proxy card will have discretionary authority to vote only on Proposal 2.

Who will solicit proxies on behalf of the board? Proxies may be solicited on behalf of the board, without additional compensation, by the Company’s directors, director nominees and certain executive officers and other employees of the Company. Such persons are listed in Appendix A to this Proxy Statement. Additionally, the Company has retained Okapi Partners, a proxy solicitation firm, who may solicit proxies on the board’s behalf. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Okapi Partners. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Who will pay for the costs involved in the solicitation of proxies? The entire cost of soliciting proxies on behalf of the board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the WHITE proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the Company, will be borne by the Company. Copies of the Company’s solicitation material will be furnished to banks, brokerage houses, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2015 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, to beneficial owners. In addition, if asked, the Company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners. Due to the possibility of a proxy contest, we have engaged Okapi Partners to solicit proxies from stockholders in connection with the Annual Meeting. Okapi Partners expects that approximately [         ] of its employees will assist in the solicitation of proxies. We will pay Okapi Partners a fee of up to $[         ] plus costs and expenses. In addition, we have agreed to indemnify Okapi Partners and certain related persons against certain liabilities arising out of or in connection with their engagement.

The Company estimates that its additional out-of-pocket expenses beyond those normally associated with soliciting proxies for the Annual Meeting as a result of the potential proxy contest will be $200,000 in the aggregate, of which approximately $7,500 has been spent to date. Such additional solicitation costs are expected to include the fees incurred to retain Okapi Partners as the Company’s proxy solicitor, as discussed above, fees of outside counsel, financial advisors and public relations advisors to advise the Company in connection with a possible contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of election.

Are there interests of certain persons in matters to be acted upon? No director or executive officer of the Company who has served at any time since the beginning of the 2016 fiscal year, and no nominee for election as a director of the Company, or any of their respective associates, has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting other than Proposal No. 1–Election of Directors. Other than Director Dan Muffoletto, who has indicated that he does not support certain of the board’s nominees, no director has informed the Company in writing that he or she intends to oppose any action intended to be taken by the Company at the Annual Meeting.

Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

When will the voting results be announced? The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

9

Who can answer my questions? Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card or WHITE voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Okapi Partners, the firm assisting us in the solicitation of proxies:

1212 Avenue of the Americas, 24th Floor New York, NY 10036 (212) 297-0720 Call Toll-Free at: (877) 274-8654 E-mail: info@okapipartners.com

How can I obtain additional copies of these materials or copies of other documents? Complete copies of this Proxy Statement and 2015 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2015, are also available at https://www.sec.gov/Archives/edgar/data/1140215/000149315216011118/0001493152-16-011118-index.htmYou may also contact Okapi Partners for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as ’‘householding’’, potentially provides extra convenience for stockholders and cost savings for us. Under this procedure, multiple stockholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees. If you wish to opt out of householding and receive multiple copies of the proxy materials at the same address you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in November of each year, by notifying us in writing at the address below. You may also request additional copies of the proxy materials by notifying us in writing at the address below or by contacting us at the phone number listed below, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number. We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request:

Reed’s, Inc.

Attention: Judy Holloway Reed, Secretary 13000 South Spring Street

Los Angeles, California 90061 Tel: (310) 217-9400

Fax: (310) 217-9411

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above. Stockholders sharing an address with another stockholder who has received multiple copies of the Company’s proxy materials may contact us to request delivery of a single copy of these materials.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory vote on the compensation paid to our Named Executive Officers is every three years. The next stockholder advisory vote on the compensation paid to our Named Executive Officers and on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at the Company’s 2019 annual meeting.

10

IMPORTANT

Your vote is important. No matter how many shares of Common Stock you own, please give the board your proxy FOR the election of the Nominees by taking three steps:

●	SIGNING the enclosed WHITE proxy card,

●	DATING the enclosed WHITE proxy card, and

●	MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

1212 Avenue of the Americas, 24th Floor New York, NY 10036 (212) 297-0720 Call Toll-Free at: (877) 274-8654 E-mail: info@okapipartners.com

11

BACKGROUND OF THE SOLICITATION

The following outlines certain interactions the Company has had with the Committee and its representatives:

1.	In mid-2013, Mr. Edward Lozano approached the Company to discuss the possibility of joining Reeds Inc.’s Board of Directors. He described himself as a seasoned beverage executive with extensive background in the beverage industry. He communicated that he thought our products were good, but had not reached their potential and offered his help. The CEO, Mr. Christopher Reed, offered Mr. Lozano a consulting job at $10,000 per month for 3 months. Mr. Lozano turned down the offer.

2.	On July 18, 2016, Mr. Lozano approached Mr. Reed again and asked if he and an associate, Mr. Jeff Glidden, could be placed on the Board since he thought there were two board seats available. Reed’s had only one board seat available because director Mr. Mark Harris had resigned from the Board in June.

3.	On July 27, 2016, Mr. Lozano called to inquire about status of his and Mr. Glidden’s applications for the Board. Mr. Lozano offered the services of his lawyers to help get him on Reed’s board. Mr. Reed informed Mr. Lozano that the vetting process for a new board member was significant and it would take more than nine days to find the right candidate for the open position created by Director Harris’ abrupt resignation. Mr. Lozano expressed dissatisfaction with the answer.

4.	On August 2, 2016 , Mr. Lozano sent a letter stating: “I have retained Olshan Frome Wolosky LLP, the leading law firm in the nation representing shareholders in corporate governance and board-related matters, to advise me in seeking improvements to the composition of the Board and the Company’s corporate governance practices. To ensure that shareholder viewpoints and interests are adequately represented in the boardroom, I am requesting the immediate appointment of two new, independent directors to the board. Jeffrey T. Glidden and I are very well qualified to help improve strategy, business execution, investor relations and corporate governance at Reed’s.” Mr. Lozano said in the same letter that if we did not put him on the Board, “I am thus prepared to go public with my concerns and, in the event we cannot come to an amicable resolution, I reserve all of my rights to take any actions as a shareholder that I believe may be required, including the nomination of a full slate of director candidates to replace current board members at the upcoming 2016 Annual Meeting of Stockholders.”

5.	On August 9, 2016, Mr. Lozano flew out to Los Angeles, arrived at the offices of Reed’s Inc. and demanded an immediate meeting with Mr. Reed, CEO. No meeting had been previously scheduled. Mr. Reed was unavailable and could not meet at that time.

6.	On August 11, 2106, Mr. McRitchie called Mr. Reed and requested a phone conversation on the subject of corporate governance.

7.	On Aug 12, 2016, Mr. McRitchie and Mr. Reed talked. To start the discussion, Mr. McRitchie suggested that it was urgent for Reed’s Inc. to put Mr. Lozano and Mr. Glidden on the board. Mr. McRitchie then explained what would happen if Reed’s did not do as he suggested. He said as shareholders of Reeds Inc., his group had the right to review corporate documents and they would look for any negative activity in those documents with the intention of exposing this to the shareholders. Mr. McRitchie mentioned that he was a shareholder in another small company, Marrone Bio Innovations, that had recently settled a lawsuit and would pay out $12 million because of discrepancies in how they booked versus how they reported sales. Mr. McRitchie said these discrepancies had been discovered by shareholder activists using the shareholders’ right to review documents. Mr. Reed felt there was in implied threat to Reed’s Inc. in what Mr. McRitchie was saying to him. Mr. Reed told Mr. McRitchie that he did not appreciate being threatened, and felt Mr. McRitchie was attempting to force him (Mr. Reed) to accept Mr. McRitchie’s candidates (Mr. Glidden and Mr. Lozano) onto the Board. Mr. Reed told Mr. McRitchie: “In the universe of qualified candidates for Reed’s board, why would we choose people who start out by threatening us?”

8.	On August 18, 2016, Mr. Lozano sent out a press release announcing that he had formed The Committee to Rescue Reed’s (“The Committee”) and intended to contest the board at the next shareholder meeting. The press release was later recalled and replaced.

9.	On September 17, 2016, a long term investor in Reed’s, Mr. Joseph Grace called Mr. Reed and suggested that both sides get together to see if they could work out a compromise and settle on a common board.

10.	Mr. Reed accomodated Mr. Grace’s request. On September 19 and 20, 2016 Mr. Reed, Mr. Lozano and Mr. Daniel Miles (Reed’s CFO) met. Mr. Grace joined them in person on September 19 and another shareholder, David Robinov, joined via telephone on both September 19 & 20. The conclusion of this meeting was that both groups would work quickly to develop their group’s slate of candidates. Then the two groups would sit down and pick the best candidates from both slates. They talked about getting board members that had specific expertise in sales and marketing, finance, operations and governance. Mr. Reed knew very little about Mr. Lozano and requested that Mr. Lozano provide him with employment references and a resume with a work history, including verification of his work history with Pepsi and Miller. To this date, Mr. Reed has never received any of the requested employment verification and references from Mr. Lozano. To this date, Reed’s Inc. has not received from Mr. Lozano any of the items that were requested.

11.	On September 24th, Mr. Lozano sent out a new press release announcing that it had formally nominated five independent candidates for election to the Reed’s, Inc. board of directors at the Company’s upcoming 2016 annual meeting. Mr. Lozano’s group wanted Reed’s new board slate finished by September 26th. On the same day, Mr. Reed continued to ask for the due diligence info on Mr. Lozano. Still it was not provided.

12.	On October 11th, Mr. Lozano put out another press release stating that efforts to work on a single combined slate of directors had failed.

PROPOSAL 1

ELECT CHRISTOPHER REED, JOHN BELLO, STEFAN FREEMAN, LEWIS JAFFE AND CHARLESCARGILE TO SERVE AS DIRECTORS UNTIL THE 2017 ANNUAL MEETING, OR UNTIL EACH DIRECTOR’S SUCCESSOR IS ELECTED AND QUALIFIED

Our Bylaws provide that the number of directors on the board shall be not less than one or more than seven. The board is empowered to fix the number of directors from time to time and is currently set at five. Christopher J. Reed, Judy Holloway Reed, Mark Harris, and Michael Fischman were elected to our board at the 2015 Annual Meeting. Daniel S.J. Muffoletto was not re-elected and has not resigned. Mark Harris resigned his position on June 1, 2016. Lewis Jaffe was appointed to the board on October 19, 2016 to replace Mark Harris. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The board has nominated and approved the nominations of five persons to serve as directors until the 2017 annual meeting, or until each director’s successor is elected and qualified. All of the nominees currently serve on our board. Each of the nominees has agreed to continue to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the board to fill any vacancy. Additionally, the board may elect additional members of the board to fill any additional vacancies.

Nominees for Election as Directors

The nominees are as follows:

Name	Age	Current Position with the Company
Christopher Reed	58	President, Chief Executive Officer
John Bello	70	None
Stefan Freeman	55	None
Lewis Jaffe	58	Independent Director and sub-committee member
Charles Cargile	52	None

Business Experience of Nominees

Christopher J. Reed founded our company in 1987 and has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991. Mr. Reed became interested in natural foods, yoga and meditation in 1977. He studied herbal systems of medicine from India and China and became enamored with ginger for its health properties. In 1987, Mr. Reed founded Reed’s Inc. and set out to bring ginger to the world through a natural ginger ale brewed directly from fresh ginger root. From the inception of the company, Mr. Reed has been responsible for developing the original product recipes, proprietary brewing processes, packaging designs and marketing concepts behind our Reed’s product lines. These include Reed’s Ginger Brews, Reed’s Culture Club Kombucha line, Reed’s Natural Energy Elixir and Reed’s Ginger Candies. In 2000 Reed’s acquired Virgil’s Root Beer, which Mr. Reed expanded by adding a Virgil’s Cream Soda line, Real Cola, Dr. Better and a line of Virgil’s stevia sweetened “Zero” beverages.

Mr. Reed has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991. Prior to starting Reed’s Inc., Mr. Reed was a chemical engineer working in gas purification and liquefaction with a specialty in designing liquefied natural gas (LNG) plants. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rensselaer Polytechnic Institute in Troy, New York.

John Bello will be Reed’s Board Chairman and sales and marketing expert. Since 2001, Mr. Bello has been the Managing Director of JoNa Ventures, a family venture fund. From 2004 to 2012 Mr. Bello also served as Principal and General Partner at Sherbrooke Capital, a venture capital group dedicated to investing in leading, early stage health and wellness companies. Mr. Bello is the founder and former CEO of South Beach Beverage Company, the maker of nutritionally enhanced teas and juices marketed under the brand name SoBe. The company was sold to PepsiCo in 2001 for $370 million and in the same year Ernst and Young named Mr. Bello National Entrepreneur of the Year in the consumer products category for his work with SoBe. Before founding SoBe, Bello spent 14 years at National Football League Properties, the marketing arm of the NFL and served as its President from 1986 to 1993. As the President, Mr. Bello has been credited for building NFL Properties into a sports marketing leader and creating the model by which every major sports league now operates.

Prior to working for the NFL, Mr. Bello served in marketing and strategic planning capacities at the Pepsi Cola Division of Pepsico Inc. and in product management roles for General Foods Corporation in the Sanka and Maxwell House brands. Mr. Bello has also worked with IZZE and Firefighter brands in brand building, marketing and strategic planning capacities.

Mr. Bello earned his BA from Tufts University, cum laude, and received his MBA from the Tuck School of Business at Dartmouth College as an Edward Tuck Scholar. Mr. Bello is extensively involved in non-profit work and currently serves as a Tufts University Trustee and advisory board member (athletics). Additionally, he serves on the boards of: the Gordon Entrepreneurial Center at Tufts, the Tuck Center for Private Equity, the YMCA in Rye, New York and the New York Council Boy Scouts of America. Mr. Bello also serves on the board of Boathouse Sports and is executive director of Luminesce Eye Therapies.

We believe that Mr. Bello brings a vision for innovation and strategic marketing to Reed’s Inc. that will create possibilities for market penetration and expansion. If elected, Mr. Bello will serve as the Non-Executive Chairman/Lead Independent Director.

Lewis Jaffe will be our Board’s Governance expert. Since August 2014, Mr. Jaffe has been teaching as an Executive-in-Residence and Clinical Faculty at the Fred Kiesner Center for Entrepreneurship, Loyola Marymount University. Since January 2010 Mr. Jaffe has served as Chairman of the Board for FitLife Brands Inc (FTLF:OTCBB) and serves on its audit, compensation and governance committees. Since 2006 he has served on the board of Director of York Telecom, a private equity owned company, and serves on its compensation and governance committees. From 2006 to 2008 Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and he was also previously a Managing Director of Arthur Andersen. Mr. Jaffe was the co-founder of MovieMe Network. Mr. Jaffe also served on the Board of Directors of Benihana, Inc. as its lead independent director from 2004 to 2012.

Mr. Jaffe is a graduate of the Stanford Business School Executive Program, holds a Bachelor of Science from LaSalle University and holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing program.

We believe Mr. Jaffe will be an invaluable asset to the strategic and board governance side of Reed’s Inc. and a catalyst for our next level of expansion.

Stefan Freeman will be our Operations expert. Mr. Freeman is a strategic and performance focused executive with more than 25 years in sales operations, manufacturing and supply chain operations in beverages and consumer products. Mr. Freeman has worked for the three largest soda companies in the world and was promoted within each company. From 2011 through 2014, Mr. Freeman was the Regional Vice President of Manufacturing for Coca-Cola Refreshments, managing eight manufacturing plants located throughout Southern California, Arizona and Hawaii. These plants produced 231 million cases with revenues in excess of $500 million annually. In 2014 Mr. Freeman was promoted from within Coca-Cola Refreshments to Vice President of Fleet Operations in Atlanta, Georgia where he managed one of the five largest fleet operations in North America through April 2016. Prior to working for Coca-Cola, Mr. Freeman was Director of Supply Chain for Dean Foods’ Pacific Coast Group, managing nine production facilities with responsibility for a $155 million annual operating budget. Other prior positions include Director of Sales Operations for Dr. Pepper Snapple Group and Supply Chain Manager and Plant Manager for Pepsi-Cola Bottling Group.

Mr. Freeman hold a Bachelors of Science in mechanical engineering from Tuskegee University and is an active member of the Cisco Systems Global Manufacturing Advisory Board.

We believe that Reed’s Inc. will receive great benefit from Mr. Freeman’s valuable insights and stewardship of our company’s supply chain management and operations. Mr. Freeman currently resides in Los Angeles.

Charles Cargile will be our financial expert. Mr. Cargile has a distinguished career as a financial and strategic management executive. Most recently, Mr. Cargile was Senior Vice President, Chief Financial Officer and Treasurer of NASDAQ listed Newport Corporation from 2000 to 2016. He successfully oversaw the acquisition of Newport by MKS Instruments in April, 2016 for $980 million; an acquisition price 11 times 2015 EBITDA and at a 53% premium to the share price. Prior to his time at Newport Corporation, from 1998 to 2000 Mr. Cargile was Vice President of Finance and Corporate Development at York International Corporation (now part of Johnson Controls). From 1992 to 1998 Mr. Cargile was Corporate Controller and Chief Accounting Officer at BW/IP, Inc. (now Flowserve Corporation). Currently, Mr. Cargile is head of Cargile Financial and Advisory Services based in Newport Coast, CA. He is the lead independent director at Netlist and serves as a director at Sunworks.

Mr. Cargile holds a Bachelor of Science degree in Accounting from Oklahoma State University and a Master’s degree in Business Administration from the Marshall School of Business at the University of Southern California. Mr. Cargile has his Professional Director Certification from the American College of Corporate Directors.

We recognize Mr. Cargile as an invaluable and insightful advisor for a wide range of financial and executive decisions and transactions and we look forward to welcoming him to our board.

Director Independence

The board of directors has determined that four of our nominees, John Bello, Lewis Jaffe, Stefan Freeman, and Charles Cargile, do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these nominees is an “independent director” as defined under Section 803 of the of the NYSE MKT Company Guide.

Vote Required

In accordance with applicable law and our Bylaws, the election of directors shall be by the affirmative vote of the majority of the votes cast. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Brokers who hold shares in street name may not vote on behalf of beneficial owners with respect to Proposal 1 if they do not receive voting instructions from the beneficial owners. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF CHRISTOPHER J. REED, JOHN BELLO, STEFAN FREEMAN, LEWIS JAFFE AND CHARLES F CARGILE TO SERVE AS A DIRECTOR

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The board’s Audit Committee has appointed Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accountants. The board requests that stockholders ratify its selection of Weinberg as our independent registered public accountants for the 2017 fiscal year. If the stockholders do not ratify the selection of Weinberg, the board will select another firm of accountants. Representatives of Weinberg may not be present at the 2016 Annual Meeting.

Weinberg has been our independent registered public accounting firm for a number of fiscal years.

Audit Fees and Related Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Weinberg for the audit of annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

The following table shows the fees paid or accrued by us for the audit and other services provided by Weinberg for the years ended December 31, 2015 and 2014.

	2015	2014
Audit Fees	$142,000	$89,000
Audit-Related Fees		30,000
Tax Fees	24,000	20,000
All Other Fees
Total	$166,000	$139,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10K, as amended, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Our Audit Committee’s pre-approval policies and procedures, pursuant to paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, require the audit committee to pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor. In the year ended December 31, 2015, 100% of audit fees were pre-approved by the audit committee.

The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was 0%.

Vote Required

Ratification of the independent auditor requires the affirmative vote of a majority of the votes cast. For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 2. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the ratification of the selection of Weinberg as the Company’s independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2017 FISCAL YEAR

PROPOSAL 3

ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934. As required pursuant to Section 14A of the Exchange Act, Proposal 3 is a non-binding, advisory proposal on the compensation that we paid to our Named Executive Officers for the fiscal year ended December 31, 2015. The board is providing stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse our fiscal 2015 executive compensation programs and policies and the compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2015.

We believe in the power of open disclosure and know the only way to build and strengthen our reputation and our Company is through honesty and trust. In connection with that belief and as required by SEC rules, we are asking our stockholders to approve, on an advisory basis, the compensation that we paid to our Named Executive Officers for the fiscal year ended December 31, 2015.

As discussed in under the heading “Compensation Overview” in this Proxy Statement, the Compensation Committee’s compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of our stockholders. The board is asking stockholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement, which, among other things, demonstrates:

●	our commitment to ensuring executive compensation is aligned with our corporate strategies and business objectives and competitive with those of other companies in our industry;

●	the design of our compensation programs is intended to reward our Named Executive Officers for the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and

●	our strong emphasis on the alignment of the incentives of our Named Executive Officers with the creation of increased stockholder value.

The board is asking stockholders to cast a non-binding, advisory vote “FOR” the compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2015 as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation” included in this Proxy Statement. Accordingly, we are asking our stockholders to approve the following advisory resolution at our 2016 Annual Meeting:

“RESOLVED, that the Company’s stockholders, hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation” contained in the Company’s 2016 Proxy Statement for the 2016 Annual Meeting of Stockholders, for the fiscal year ended December 31, 2015.”

Although the say-on-pay vote we are asking you to cast is non-binding, the board and the Compensation Committee value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our Named Executive Officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

Approve management proposal to re-price previously issued stock options

Both the 2007 Incentive Stock Award Plan and 2015 Incentive and Non-statutory Stock Option plans do not require shareholder approval to re-price the outstanding options to a different price. The Institutional Shareholder Services organization has recommended that corporate stock option repricing be subject to shareholder approval. The current board believes that in order to comply with the spirit of Institutional Shareholder Services’ recommendation it has placed the re-pricing of options to the date the action was considered. On June 10, 2016 the board approved, subject to shareholder approval the price of $2.65.

With Shareholder approval, 484,500 options held by the non-management employees will be repriced These options have multiple expiration dates beginning in 2018 and ending in 2020.

In order to retain critical employees during this time we offered to reprice their options contingent on shareholder approval. Many of these employees had no control over the supply chain issues and lost considerable compensation as a result. To retain these employees without having to come up with a large cash outlay we offered to reprice options. The company will have lower option expenses on these options going forward which will improve the financials

The board is asking stockholders to cast a vote “FOR” the re-pricing of previously issued stock options to a price of $2.65.

“RESOLVED, that the Company’s stockholders, hereby approve, the re-pricing of all outstanding unexercised stock options grants for the 2015 Plan priced above $2.65 grant the new strike price will be $2.65. No other terms or conditions will change. For 2007 Plan grants, the original grants will be cancelled and reissued at the $2.65 strike price and no other terms or conditions will change.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE Re-pricing of Stock Options

PROPOSAL 5 AMENDMENT TO OUR AMENDED AND RESTATED BYLAWS TO AMEND THE ADVANCE NOTICE PROVISIONS OF THE AMENDED AND RESTATED BYLAWS

Because the Company is incorporated in Delaware, the board has approved amendments to our Corporate Governance Guidelines to add a director resignation policy consistent with the Company’s majority voting standard. Under the General Corporation Law of the State of Delaware, even if an incumbent director does not receive the vote required for re-election, that director will continue to serve as a “holdover director” until a successor is elected and qualified. The amended Corporate Governance Guidelines will require each incumbent nominee to submit an irrevocable contingent resignation letter. If the nominee does not receive more votes cast “For” than “Against” their election, our Nominating and Governance Committee will recommend to the board that it accept the nominee’s contingent resignation, unless it determines that acceptance of the resignation would not be in the best interests of the Company and its stockholders. The board will decide whether to accept or reject the contingent resignation offer at its next regularly scheduled meeting, but in no event later than 120 days following certification of the election results. The board’s decision and its reasons will be promptly disclosed in a periodic or current report filed with the SEC.

The proposed amendment to the amended and restated bylaws would amend the advance notice provisions of the amended and restated bylaws by requiring that any stockholder providing advance notice of its nomination of a director for election to the board at a meeting of stockholders must deliver a statement whether such person, if elected, intends to tender, promptly following such person’s election or re-election, an irrevocable resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would stand for re-election and upon acceptance of such resignation by the board, in accordance with any policies and procedures adopted by the board for such purpose.

The text of the proposed amendment to the amended and restated is set forth in Appendix B.

Vote Required

Approval of the adoption of the amendment to the amended and restated bylaws requires the affirmative vote of the majority of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO OUR AMENDED AND RESTATED BYLAWS TO AMEND THE ADVANCE NOTICE PROVISIONS OF THE AMENDED AND RESTATED BYLAWS

PROPOSAL 5

SHAREHOLDER PROPOSAL ENTITLED INDEPENDENT BOARD CHAIRMAN

The Company received notice of the intention of a shareholder to present a proposal for voting at the Annual Meeting. The proposal will be voted on only if properly presented at the Annual Meeting. In accordance with the rules of the Securities and Exchange Commission, the proposal and supporting statement are set forth below as received from the shareholder proponent. All statements contained in the proposal and supporting statement are the sole responsibility of the shareholder proponent and the Company and the board disclaim any responsibility for their content. The Company will provide the name, address and shareholdings of the shareholder proponent upon oral or written request directed to the Company’s Secretary.

As explained below, the board recommends that you vote “AGAINST” the shareholder proposal.

The board of directors of Reed’s Inc. does not support the adoption of the resolution proposed below and asks shareholders to consider management’s response, which follows the shareholder proposal.

[REED- Rule 14a-8 Proposal, July 11, 2016]

Proposal [4*] - Independent Board Chairman

RESOLVED: Shareholders of Reeds, Inc. (the “Company”) ask the board of directors (the “Board”) to amend governing documents as necessary to require the Chairman of the Board to be an independent member of the Board. This independence requirement shall apply prospectively, so as not to violate any contractual obligation at the time this resolution is adopted. Compliance is waived if no independent director is available and willing to serve as Chair. The requirement should also specify how to select a new independent chairman if a current chairman ceases to be independent between annual shareholder meetings.

SUPPORTING STATEMENT

When our CEO is also our board chairman, this arrangement can hinder our board’s ability to monitor our CEO’s performance and for shareholders to speak frankly. An independent Chairman is the prevailing practice in many international markets and is a growing trend at many companies in America.

The Council of Institutional Investors, whose members invest over $3 trillion, clearly favors an independent chair in the following policy: “The board should be chaired by an independent director.”

A 2012 report by GMI Ratings. The Costs of a Combined Chair/CEO (See http://origin.library.constantcontact.com/download/get/file/1102561686275-208/GMIRatings· CEOChairComp 062012.pdf), found companies with an independent chair provide investors with five-year shareholder returns nearly 28 percent higher than those headed by a party of one. The study also found corporations with combined CEO and chair roles are 86 percent more likely to register as “Aggressive” in their Accounting and Governance Risk (AGR®) model.

Still, the biggest reason to split the roles is to bring more accountability and oversight to the CEO’s job and to free the board to truly act as the CEO’s boss.

A recent EY report (See http://www.ey.com/US/en/lssues/Govemance-and reporting/EY-lets-talk-qovemance-trends-in-independent-board-leadership-structures) found titles matter. Lead directors typically cannot call shareholder or board.meetings. nor to the lead CEO performance evaluations.

According to a survey by the National Association of Corporate Directors, 72.8% of directors serving on boards with an independent chair opined that companies greatly benefit, while 6.7% stated they did not. (See http://web.law.columbia.edu/sites/default/files/microsites/millsteincenter/2009%2003%2030%20Chairing%20The%20Board%20final.pdf)

According to a Spencer Stewart survey of board members. 64% agree or strongly agree that splitting the positions results in more independent thought by directors, while 60% affirm that it leads to more effective CEO evaluations.

(See http://www.corpgov.deloitte.com/binarv/com.epicentric.contentmanagement.servlet.ContentDelivervServlet/USEng/Documents/Board%20Governance/What%20Directors%20Think%202014 CorporateBoardMember.pdf, page 21.)

Please vote to protect shareholder value:

Independent Board Chairman- Proposal [4*]

Board Recommendation

Our board recommends a vote “AGAINST” this shareholder proposal

After careful consideration, we have concluded at this time that the adoption of a policy mandating an independent Chairman would not be in the best interests of our stockholders. We therefore recommend that you vote AGAINST this proposal for the following reasons:

The board should retain the flexibility to determine the most effective leadership structure for the Company. We believe that our stockholders’ interests are best served when the board has the flexibility to choose a leadership structure that can be tailored to the needs of our Company. This choice should be based on the needs of the Company as they evolve over time and the nature and qualifications of the individuals serving as Chief Executive Officer and as directors. The proponent’s proposal mandates a particular leadership structure, limiting the board’s ability to leverage its particular and extensive knowledge of the Company, its personnel and market conditions to make a determination that best serves our stockholders’ interests. The members of the board have experience with and knowledge of the challenges and opportunities the Company faces at any given time, and are therefore in the best position to choose the leadership structure that is most appropriate for the situation. Rigid application of the proposal would deprive the board of the ability to evaluate the particular needs of Reed’s.

Stockholders are best served by our current leadership structure. As described further in the “Leadership Structure” section of this Proxy Statement, we have reviewed our Company’s current board leadership structure and determined that, in light of the composition of the board, our company’s size, the nature of our business, the regulatory framework under which we operate, our stockholder base, our peer group and other relevant factors, a combined Chairman/Chief Executive Officer position is currently the most appropriate board leadership structure for our company. Furthermore, according to the Spencer Stuart board Index 2015, only 21 of S&P 500 companies (4%) have adopted a formal policy requiring separation of the Chairman and Chief Executive Officer roles.

The board regularly seeks and considers feedback from stockholders. The board is open to, and regularly seeks and considers, feedback from stockholders, including, with respect to governance topics like the Company’s leadership structure. As with other governance matters, we will continue to consider, as appropriate, our Company’s leadership structure and how the leadership structure can enhance the effectiveness of our corporate governance practices.

Accordingly, the board of directors has concluded that this stockholder proposal is not in the best interests of our stockholders, and recommends that stockholders vote “AGAINST” this proposal.

Vote Required

The affirmative vote of a majority of the votes cast is required to adopt the Proxy Access for Shareholders proposal. For purposes of the vote on Proposal 5, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 5. Unless a stockholder indicates otherwise, each signed proxy will be voted AGAINST this Independent Board Chairman requirement under Proposal 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE ADOPTION OF THIS STOCKHOLDER PROPOSAL ENTITLED PROXY ACCESS FOR SHAREHOLDERS.

PROPOSAL 6

SHAREHOLDER PROPOSAL ENTITLED “SHAREHOLDER PROXY ACCESS”

The Company received notice of the intention of a shareholder to present a proposal for voting at the Annual Meeting. The proposal will be voted on only if properly presented at the Annual Meeting. In accordance with the rules of the Securities and Exchange Commission, the proposal and supporting statement are set forth below as received from the shareholder proponent. All statements contained in the proposal and supporting statement are the sole responsibility of the shareholder proponent and the Company and the board disclaim any responsibility for their content. The Company will provide the name, address and shareholdings of the shareholder proponent upon oral or written request directed to the Company’s Secretary.

As explained below, the board recommends that you vote “AGAINST” the shareholder proposal.

The board of directors of Reed’s Inc. does not support the adoption of the resolution proposed below and asks shareholders to consider management’s response, which follows the shareholder proposal.

REED – Rule 14a-8 Proposal, July 7, 2016] Proposal [4*] - Shareholder Proxy Access

RESOLVED: Shareholders of Reeds, Inc. (the “Company”) ask the board of directors (the “Board”) to adopt and present for shareholder approval, a “proxy access” bylaw with essential elements for substantial implementation as follows:

Require the Company to include in proxy materials for a shareholder meeting at which directors are to be elected, the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or shareholder group (the “Nominator”) that meets the criteria established below.

The number of shareholder-nominated candidates appearing in proxy materials shall be one quarter of directors then serving or two, whichever is greater. This bylaw should supplement existing rights under Company bylaws, providing that a Nominator must:

a) have beneficially owned 3% or more of the Company’s outstanding common stock, including recallable loaned stock, continuously for at least three years before submitting the nomination and pledges to hold that stock through the annual meeting;

b) give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and Securities and Exchange Commission (SEC) rules about (i) the nominee, including consent to being named in proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and

c) certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than Company proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business, not to change or influence Company control.

No limitation shall be placed on the number of shareholders that can aggregate their shares to achieve the 3% stock ownership requirement.

No limitation shall be imposed on the re-nomination of shareholder nominees based on the number or percentage of votes received in any election.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the “Statement”). The board should adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority given to multiple nominations exceeding the one-quarter limit.

Supporting Statement: Long-term shareholders need a meaningful voice in nominating directors. The SEC’s proxy access Rule 14a-11 (https://www.sec.gov/rules/final/2010/33- 9136.pdf) was vacated, in part, for inadequate cost-benefit analysis. Proxy Access in the United States (http://www.cfapubs.org/doi/pdf/10.2469/ccb.v2014.n9.1), a CFA Institute cost- benefit analysis, found proxy access would benefit markets and boardrooms, with “little cost or disruption,” raising market capitalization by up to $140.3 billion. Public Versus Private Provision of Governance (http://ssrn.com/abstract=2635695) found a 0.5% average shareholder value increase for proxy access targeted firms.

Enhance shareholder value. Vote for Shareholder Proxy Access – Proposal [4*]

Board Recommendation

Our board recommends a vote “AGAINST” this shareholder proposal

The board is aware of the popularity of proxy access shareholder proposals and the actions by other well-recognized companies in adopting proxy access. The board is committed to high standards of governance and continually examines its corporate governance practices. The board believes that its current corporate governance system provides for an appropriate and productive level of corporate oversight and that the adoption of a “proxy access” bylaw as envisioned by the proponent above would not at this time be a productive means to provide stockholders greater involvement in the Company’s corporate governance. The board therefore recommends a vote against this proposal for the following reasons:

We Have an Established Record of Best Governance Practices and are Responsive to Shareholders.

There are a number of other key protections currently in place for shareholders of the Company, including:

●	Any shareholder may nominate directors pursuant to the Company’s amended and restated bylaws and solicit proxies for director nominees under federal proxy rules;

●	Any shareholder may submit proposals for consideration at the Company’s annual meeting and for inclusion in the Company’s proxy statement, subject to certain conditions and SEC rules and regulations; and

●	Stockholder may express their views on our executive compensation program through an annual “say-on-pay” vote; and

●	We have majority voting.

If implemented, proxy access may prove to be disruptive and not in the best interests of the Company and its shareholders for many reasons, including the following:

Bypasses Current Processes. The board’s Governance Committee serves an important function in considering the effectiveness of the board and in identifying, assessing and recommending nominees who possess a combination of skills, professional experience and diversity of background necessary to oversee the Company’s business. The Governance Committee also considers whether a candidate would contribute to an effective, well-rounded and diverse board that operates openly and collaboratively and represents the best interests of all shareholders. Nominees proposed through proxy access are not subject to any evaluation or screening by the Governance Committee and therefore proxy access could result in loss of important skills, experience and diversity on the board of directors.

Increasing Likelihood of Special Interest Directors. Proxy access could allow an individual shareholder (or minority group of shareholders) with narrowly tailored special interests or short term goals, and who are not required to hold their shares for any period of time following the submission of nominees, to use proxy access to promote an agenda which favors the interests of the minority rather than the long-term interests of all shareholders. Moreover, proxy-access places no prohibition on nominating shareholders from separately compensating their director nominees on an ongoing basis, virtually assuring that the primary focus of such nominees would be to implement the narrowly tailored interests of such shareholder groups.

Expense. Proxy access sets up a procedure that facilitates proxy contests and contested elections that can be expensive and disruptive, and creates an uneven playing field in which the Company bears substantial expense while the shareholder and its director nominee need expend little resources to promote its candidacy. In the absence of proxy access, however, the playing field is leveled, as the shareholder nominee would similarly need to undertake the expense of soliciting proxies on the nominee’s behalf.

Disruption. The board is united by a common purpose to maximize long-term shareholder value and strives to promote corporate policies that it believes to be in the best interests of the Company and all its shareholders. Proxy access could create a politicized environment among directors and between management and the board, particularly if shareholder-nominated directors were focused on pursuing special interests.

Vote Required

The affirmative vote of a majority of the votes cast is required to adopt the Proxy Access for Shareholders proposal. For purposes of the vote on Proposal 6, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 6. Unless a stockholder indicates otherwise, each signed proxy will be voted AGAINST this Proxy Access for Shareholders Proposal 6.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE ADOPTION OF THIS STOCKHOLDER PROPOSAL ENTITLED PROXY ACCESS FOR SHAREHOLDERS.

BOARD AND COMMITTEE MEETINGS

During the 2015 fiscal year, members of the board of directors met 14 times in various meetings. A majority of the directors and a majority of the independent directors attended all meetings. Each member of a committee of our board attended at least 75% of their respective committee meetings during the period of service.

The Company does not have a policy for board meeting or committee meeting attendance because, pursuant to our Bylaws, members constituting a majority of directors constitute a quorum for meetings of the board and a majority of our directors, including a majority of the independent directors, regularly attend all meetings.

ATTENDANCE OF BOARD MEMBERS AT ANNUAL STOCKHOLDERS’ MEETING

The Company does not have a policy for attendance of board members at annual stockholder’s meetings.

BOARD STRUCTURE AND COMMITTEES

As of the date of this Proxy Statement, our board of directors has five directors and the following three standing committees: an Audit Committee, a Compensation Committee and a Governance Committee. These committees were formed in January 2007.

Board Determination of Independence

Under applicable NYSE MKT rules, a director will only qualify as an “independent director” if, in the opinion of the board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The board has determined that John Bello, Stefan Freeman, Lewis Jaffe and Charles F Cargile do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the listing standards of the NYSE MKT and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3). We intend to maintain at least three independent directors on our board at all times in the future. We intend to maintain independent directors constituting our Audit Committee, Compensation Committee and Governance Committee as well.

Committees

The board has established Audit, Compensation and Governance Committees. The board has adopted a written charter for each of these three committees and Corporate Governance Guidelines that address the make-up and functioning of the board. The board has also adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees. The committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics are posted on our website at www.reedsinc.com.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors and audits of financial statements. Specific responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;

●	evaluating the qualifications, independence and performance of our independent auditors;

●	approving the audit and non-audit services to be performed by our independent auditors;

●	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

●	reviewing, with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and

●	preparing the audit committee report that the “SEC” requires in our annual proxy statement.

Our Audit Committee is comprised of Daniel S.J. Muffoletto, Mr. Jaffe and Michael Fischman. Dr. Muffoletto serves as Chairman of the Audit Committee. We believe Dr. Muffoletto meets SEC requirements of an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002, Section 407(b).

Compensation Committee. Our Compensation Committee assists our board in determining and developing plans for the compensation of our officers, directors and employees. Our Compensation Committee is comprised of Mr. Jaffe and Mr. Fischman.

Specific responsibilities include the following:

●	approving the compensation and benefits of our executive officers;

●	reviewing the performance objectives and actual performance of our officers; and

●	administering our stock option and other equity compensation plans. .

Governance Committee. Our Governance Committee assists the board by identifying and recommending individuals qualified to become members of our board, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Our Governance Committee is currently comprised of Mr. Jaffe and Mr. Fischman.

Specific responsibilities include the following:

●	evaluating the composition, size and governance of our board of directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

●	establishing a policy for considering stockholder nominees for election to our board of directors; and

●	evaluating and recommending candidates for election to our board of directors.

Leadership Structure

The business of our Company is managed under the direction of the board of directors, which is elected by the Company’s stockholders. The basic responsibility of the board is to lead the Company by exercising its business judgment to act in what each director believes to be in the best interests of the Company and its stockholders. The board’s historical leadership structure combined the position of Chairman and Chief Executive Officer, and Christopher J. Reed, the Company’s founder, has held that dual position. The Company believed that the combination of these two positions was, at the time an appropriate and suitable structure for the board’s function and efficiency, as Mr. Reed serves as the direct link between senior management and the board. Furthermore, as the Company’s founder, Mr. Reed was in a position to provide critical insight to the board and feedback to senior management through his long-term relationships and understanding of the Company’s business and prospects.

As noted earlier, in 2015 your company focused on strengthening the daily management of the team by obtaining the services of industry experts in their specific fields of operations and finance. It was the intent to begin the process of strengthening the leadership of the board as funds became available. The resignation of Mark Harris accelerated the timing of the leadership enhancements. Combined with the return of profitability and the concern of shareholders, your company has accelerated the need to complete the board transformation. The four new independent directors bring proven, vetted and a camaraderie that will lead the company forward.

Risk Oversight

The board is responsible for overseeing management and the business affairs of the Company, which includes the oversight of risk. In exercising its oversight, the board has allocated some areas of focus to its committees and has retained areas of focus for itself. Pursuant to its charter, the Audit Committee is responsible for assuring that the board is provided the information and resources to assess management’s handling of the Company’s approach to risk management. The Audit Committee also has oversight responsibility for the Company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee or the full board receives and reviews, as appropriate, the reports of the Company’s internal auditors regarding the results of their annual Company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with the Company’s executive compensation plans and related laws and policies. The Governance Committee oversees compliance with governance-related laws and policies, including the Company’s Corporate Governance Guidelines. The board as a whole has responsibility for overseeing management’s handling of the Company’s strategic and operational risks. Throughout the year, senior management reports to the board the risks that may be material to the Company, including those disclosed in the Company’s quarterly and annual reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful board-level attention to the nature of the material risks faced by the Company and the adequacy of the Company’s risk management process and system. While the board recognizes that the risks which the Company faces are not static, and that it is not possible to mitigate all risk and uncertainty all of the time, the board believes that the Company’s approach to managing its risks provides the board with the proper foundation and oversight perspective with respect to management of the material risks facing the Company.

Executive Sessions of Non-Management and Independent Directors

During 2016, the Company’s non-management directors, all of whom are considered to be “independent” as defined under the listing standards of the NYSE MKT and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3), were provided with the opportunity to meet in executive sessions of the board in which management directors and other members of management did not participate. At each audit committee meeting, the independent board members are afforded time to ask questions of the auditors and/or hold private discussions without the Company management present.

Stockholder Communications with Our Board of Directors

Our board has established a process for stockholders to communicate with the board of directors or with individual directors. Stockholders who wish to communicate with our board or with individual directors should direct written correspondence to our principal executive offices located at 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary. Any such communication must contain:

●	a representation that the stockholder is a holder of record of our capital stock;

●	the name and address, as they appear on our books, of the stockholder sending such communication; and

●	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

Our Secretary will forward such communications to our board of directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

NOMINATION OF DIRECTORS

Our Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. Moreover, our Governance Committee will strive to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that the majority of the directors comprising the board meet the definition of “independent director” under NYSE MKT rules.

In addition to the above considerations, the Governance Committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the board of directors. The Governance Committee will consider these same criteria for candidates regardless of whether the candidate was identified by the Governance Committee, by stockholders, or any other source.

The Governance Committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the requisite information to the Governance Committee at the address indicated herein under the heading “Stockholder Communications with Our board of Directors.” Any recommendations submitted to the Chairman should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of Reed’s, if elected.

The Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Governance Committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Governance Committee determines which candidate(s) to recommend to the board to submit for election at the next stockholder meeting. The Governance Committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our Board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended, (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following audit committee report shall not be deemed to be “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to assist the board of directors in fulfilling its oversight responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the Company. The Audit Committee has sole authority to select the Company’s independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services, and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Company’s independent registered public accounting firm and management report annually to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed. All services provided by Weinberg and the related fees in the 2015 fiscal year were approved in accordance with the Audit Committee’s policy.

Management is responsible for preparing the Company’s financial statements so that they comply with generally accepted accounting principles and fairly presents the Company’s financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the SEC; and establishing and maintaining adequate internal control structures and procedures for financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In furtherance of its role, the Audit Committee has an annual agenda, which includes periodic reviews of the Company’s internal controls and of areas of potential exposure for the Company such as litigation matters. The Committee meets at least quarterly and reviews the Company’s interim financial results and earnings releases prior to their publication.

In this context, the Audit Committee has reviewed and discussed with management (i) the audited financial statements of the Company for the fiscal year ended December 31, 2015, (ii) the Company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2015 and (iii) the related opinions by the Company’s independent registered public accounting firm. The Audit Committee also has discussed with Weinberg & Company, P.A. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. The Audit Committee also has received written disclosures and a letter from Weinberg regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Weinberg the independence of that firm. Based upon these materials and discussions, the Audit Committee has recommended to the board of directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10K, as amended, for the fiscal year ended December 31, 2015.

The Audit Committee of the Board of Directors

Daniel S.J. Muffoletto

Michael Fischman

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information with respect to our directors and executive officers as of December 31, 2015:

Name	Position	Age

Christopher J. Reed	President, Chief Executive Officer and Chairman of the Board	57
Daniel Miles	Chief Financial Officer	60
Mark Beaton	Chief Operations Officer	52
Neal Cohane	Senior Vice President of Sales	56
Judy Holloway Reed	Secretary and Director	57
Mark Harris	Director	61
Daniel S.J. Muffoletto	Director	62
Michael Fischman	Director	61

Business Experience of Continuing Directors and Executive Officers

Christopher J. Reed founded our company in 1987. Mr. Reed has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991. Mr. Reed previously served as our Chief Financial Officer. Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies. Previously Mr. Reed worked in the oil and gas industry as a gas purification and liquefaction expert at AirProducts. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rensselaer Polytechnic Institute in Troy, New York.

Daniel V. Miles is a licensed CPA in the State of California who started with Ernst & Young and progressed through financial managerial roles within the beverage industry and other local business enterprises. Dan managed the financial sector for Coors’ largest distributor that grew 250% in 8 years via acquisitions of companies, brands and through organic growth. Dan and Mark Beaton, Reed’s Chief Operating Officer, previously worked together at the Pepsi Bottling Group on projects that included the expansion of existing facilities and the extension of new production sites. In the last five years Dan has held the position of interim Chief Financial Officer for the Port of Long Beach, Director of Finance for the Central Basin Municipal Water District and multiple other executive level consulting assignments.

Mark Beaton brings over 17 years of experience directing high-volume, multi-site operations for major Fortune 500 CPG companies including Dr. Pepper/Snapple Group, Pepsi Bottling Group and United Parcel Service. Prior to joining Reed’s, Mark worked as Vice President of Operations at the Dr. Pepper/Snapple Group from June 2007 through September 2014 where he drove operational efficiencies and was responsible for leading and directing functions that focused on warehouse and distribution operations, inventory management, environmental health and safety and a corporate real estate portfolio. While at Dr. Pepper, Mark was responsible for leadership across the packaged beverage network of 160 distribution facilities that delivered 290 million cases and more than $5 billion of annual sales. He worked as a beverage manufacturing and distribution consultant from October 2014 – February 2015. Additional positions throughout Mark’s career include the Director of Supply Chain Technology and Warehousing at Cadbury Schweppes Bottling Group where he was responsible for developing and managing strategies for delivering productivity and process improvement across 166 distribution centers in North America. Mark also served in Production, Maintenance and Product Availability Manager Roles with the Pepsi Bottling Group. Mark began his career as a Hub Operations Supervisor at UPS and is a Certified Lean Six Sigma Green Belt who also served in the United States Army.

Neal Cohane has served as Reed’s Senior Vice President of Sales and Marketing since March of 2008 and previously Vice President of Sales since August 2007. From March 2001 until August 2007, Mr. Cohane served in various senior-level sales and executive positions for PepsiCo, most recently as Senior National Accounts Manager, Eastern Division. In this capacity, Mr. Cohane was responsible for all business development and sales activities within the Eastern Division. From March 2001 until November 2002, Mr. Cohane served as Business Development Manager, Non-Carbonated Division within PepsiCo where he was responsible for leading the non-carbonated category build-out across the Northeast Territory. From 1998 to March 2001, Mr. Cohane spent three years at South Beach Beverage Company, most recently as Vice President of Sales, Eastern Region. From 1986 to 1998, Mr. Cohane spent approximately twelve years at Coca-Cola of New York where he held various senior-level sales and managerial positions, most recently as General Manager New York. Mr. Cohane holds a B.S. degree in Business Administration from Merrimack College in North Andover, Massachusetts.

Judy Holloway Reed has been with the Company since 1992 and, as we have grown, has run the accounting, purchasing and shipping and receiving departments at various times since the 1990s. Ms. Reed has been one of our directors since June 2004, and our Secretary since October 1996. In the 1980s, Ms. Reed managed media tracking for a Los Angeles Infomercial Media Buying Group and was an account manager with a Beverly Hills, California stock portfolio management company. She earned a Business Degree from MIU in 1981. Ms. Reed is the wife of Christopher J. Reed, our Chairman, President and Chief Executive Officer. Ms. Reed intends to resign from the Board with the conclusion of the 2016 election.

Mark Harris has been a member of our Board of Directors since April 2005. Mr. Harris is an independent venture capitalist and has been retired from the work force since 2002. In late 2003, Mr. Harris joined a group of Amgen colleagues in funding NeoStem, Inc., a company involved in stem-cell storage, archiving, and research to which he is a founding angel investor. From 1991 to 2002, Mr. Harris worked at biotech giant Amgen managing much of the company’s media production for internal use and public relations. Mr. Harris spent the decade prior working in the aerospace industry at Northrop with similar responsibilities. Mr. Harris resigned June 1, 2016.

Daniel S.J. Muffoletto, N.D. has been a member of our Board of Directors from April 2005 to December 2006 and from January 2007 to the present. Dr. Muffoletto has practiced as a Naturopathic Physician since 1986. He has served as chief executive officer of It’s Your Earth, a natural products marketing company, since June 2004. From 2003 to 2005, Dr. Muffoletto worked as Sales and Marketing Director for Worthington, Moore & Jacobs, a Commercial Law League member firm serving FedEx, UPS, DHL and Kodak, among others. From 2001 to 2003, he was the owner-operator of the David St. Michel Art Gallery in Montreal, Québec. From 1991 to 2001, Dr. Muffoletto was the owner/operator of a Naturopathic Apothecary, Herbal Alter*Natives of Seattle, Washington and Ellicott City, Maryland. The apothecary housed Dr. Muffoletto’s Naturopathic practice. Dr. Muffoletto received a Bachelor of Arts degree in Government and Communications from the University of Baltimore in 1977 and conducted postgraduate work in the schools of Public Administration and Publication Design at the University of Baltimore from 1978 to 1979. In 1986, he received his Doctorate of Naturopathic Medicine from the Santa Fe Academy of Healing, Santa Fe, New Mexico. Dr. Muffoletto was not re-elected by shareholders at the 2015 Annual Shareholder meeting. He has not been re-nominated for the Board this year.

Michael Fischman has been a member of our Board of Directors since April 2005. Since 1998, Mr. Fischman has served as president and chief executive officer of the APEX course, the corporate training division of the International Association of Human Values. In addition, Mr. Fischman is a founding member and the director of training for USA at the Art of Living Foundation, a global non-profit educational and humanitarian organization, at which he has coordinated over 200 personal development instructors since 1997. Mr. Fischman will resign effective the certification of the 2016 election results.

Executive Compensation

Compensation Overview

We qualify as a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Role of the Compensation Committee

The Compensation Committee’s primary functions are to assist the board of directors in meeting its responsibilities in regards to oversight and determination of executive compensation and to review and make recommendations with respect to our major compensation plans, policies and programs. All compensation for our Named Executive Officers is determined by the Compensation Committee of our board of directors, which is composed only of independent directors. The Compensation Committee is charged with responsibility for reviewing the performance and establishing the total compensation of our Named Executive Officers on an annual basis. The Compensation Committee often discusses compensation matters as part of regularly scheduled board and committee meetings. The Compensation Committee administers our equity compensation plans and is responsible for approving grants of equity awards under such plans. Our Chief Executive Officer annually makes recommendations to the Compensation Committee regarding base salary, non-equity incentive plan compensation and equity awards for the other Named Executive Officers and other executive officers. Such recommendations are considered by the Compensation Committee; however, the Compensation Committee retains full discretion and authority over the final compensation decisions for the Chief Executive Officer and the Named Executive Officers. The Compensation Committee acts under the authority of a written charter, which is available on our website at www.reedsinc.com.

The Compensation Committee has full authority to engage independent compensation consultants, but has not historically engaged such a consultant. For the fiscal year 2016, the Compensation Committee did not use any current benchmark data in setting compensation for the Named Executive Officers.

Compensation Philosophy and Objectives

The Compensation Committee’s compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of the stockholders. To do this, we currently offer a competitive total compensation package consisting of: base salary; non-equity incentive plan compensation opportunities; and employee benefits including group health insurance.

The Compensation Committee believes that compensation for the Named Executive Officers should be based on our performance. Due to the size of our Company, the performance of the Named Executive Officers directly affects all aspects of our results. The Compensation Committee also considers our industry and geographic location norms in determining the various elements and amounts of compensation for our Named Executive Officers.

Compensation Structure

The Compensation Committee establishes a base salary. Bonuses and stock option grants are discretionary depending on a combination of the Named Executive Officer’s performance and the performance of the company as it relates to the Named Executive Officer’s responsibilities. Named Executive Officers have the incentive to achieve above normal financial results for our business and to be appropriately compensated for successfully achieving such performance. We believe the elements of our executive compensation program will deliver long-term stockholder value and encourage executive officers to remain employed with our Company.

The following table summarizes all compensation for fiscal years 2015 and 2014 received by our principal executive officer, current and former principal financial officers, current and former chief operating officers, and our current Senior Vice principal of Sales who were and currently are our “Named Executive Officers”.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards ($)(1)	Non- Equity Incentive	Non- Qualified Deferred Compensation Earnings	All Other Compensation (2)	Total

Christopher J. Reed,	2015	226,583	4,000						230,583
Chief Executive Officer	2014	217,000	30,000	56,400	-	-	-	5,000	308,400

Daniel V. Miles	2015	113,414	4,000	-	-	-	-	1,800	119,214
Principal Financial Officer	2014			-	-	-	-	-	-

Lawrence W. Tomsic	2015	84,706						22,500	107,206
(former Principal Financial Officer) (6)	2014	105,000	4,000		-	-	-		109,000

David J. Williams	2015
(former Principal Financial Officer) (3)	2014	78,367		10,000	-	-	-		88,367

James Linesch,	2015		-	-	-	-	-	-
(former Principal Financial Officer) (4)	2014	19,432		-	-	-	-	-	19,432

Thierry Foucaut,	2015	-	-	-	-	-	-	-	-
(former Chief Operating Officer) (5)	2014	21,837			-				21,837

Mark Beaton	2015	109,252	40,000	-	-	-	-	1,800	151,052
Chief Operating Officer	2014				-				-

Neal Cohane	2015	210,000	25,000	-	-	-	-	21,067	256,067
SVP sales	2014	190,833	30,000	-	-	-	-	11,500	232,333

(1)	The amounts represent the fair value for all share-based payment awards, calculated on the date of grant in accordance with Financial Accounting Standards, excluding any impact of assumed forfeiture rates.

(2)	Other compensation include both cash payments and the estimated value of the use of company assets.

(3)	Reed’s and David J. Williams agreed to a mutual separation on May 22, 2014.

(4)	James Linesch resigned from his position as Chief Financial Officer effective January 30, 2014.

(5)	Thierry Foucaut resigned from his position as Chief Operating Officer effective February 4, 2014.

(6)	Reed’s and Lawrence W. Tomsic agreed to a mutual separation on May 29, 2015 and includes severance of $22,500

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information regarding unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2015

		Number of		Equity Incentive
	Number of	Securities		Plan Awards:
	Securities	Underlying		Number of
	Underlying	Unexercised		Securities
	Unexercised	Options		Underlying	Option	Option
	Options (#)	(#)		Unexercised	Exercise	Expiration
Name and Position	Exercisable	Unexercisable		Unearned Options	Price	Date
Christopher J. Reed, Chief Executive Officer	50,000	50,000		-	$1.14	12/22/16
	25,000	6,250	(1)		$4.00	03/03/18
	30,000	10,000	(2)	-	$4.60	4/9/19
Daniel Miles, Chief Financial Officer	33,333	66,667	(3)	-	$5.01	5/08/20
Neal Cohane, SVP Sales	12,500	12,500		-	$1.14	12/21/16
	30,000	10,000	(2)	-	$4.00	03/03/18
	30,000	20,000	(2)	-	$4.60	04/09/19
	40,000	30,000	(4)	-	$5.01	01/15/20
Mark Beaton, Chief Operating Officer	33,333	66,667	(3)	-	$5.01	3/16/20

Vesting of Options:

(1)	Options vest 25% immediately and 25% per year.

(2)	These options vest 33% per year.

(3)	These options vest 50% per year.

(4)	These options vest 25% per year.

Director Compensation

The following table summarizes the compensation paid to our directors for the fiscal year ended December 31, 2015

	Fees
	Earned or				Non-Equity
	Paid in		Stock	Option	Incentive Plan	All Other
Name	Cash		Awards	Awards	Compensation	Compensation	Total
Judy Holloway Reed	$1,800						$1,800
Mark Harris	$-		$1,800				$1,800
Daniel S.J. Muffoletto	$12,629	(1)					$12,629
Michael Fischman	$1,200						$1,200

(1)	Since November 2007, Dr. Muffoletto receives $833 per month to serve as the Chairman of the Audit Committee.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2015, with respect to equity securities authorized for issuance under compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column (a))(c)

Equity compensation plans approved by security holders	980,000	$4.52	291,834
Equity compensation plans not approved by security holders	341,261	$5.17	-
TOTAL	1,321,261	$4.69	291,834

Employment Agreements

There are no employment agreements with our executive officers. Mr. Reed is currently paid an annual salary of $227,000. Mr. Cohane is paid an annual salary of 210,000. Mr. Miles and Mr. Beaton are currently paid an annual salary of $175,000. Any bonuses are discretionary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reflects the beneficial common stock ownership of: (a) each of our directors, (b) each of our current named executive officers, (c) each person known by us to be a beneficial holder of 5% or more of our common stock, and (d) all of our executive officers and directors as a group, as of October 24, 2016.

Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the principal address of each listed executive officer and director is 13000 South Spring Street, Los Angeles, California 90061.

Named Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)

Directors and Named Executive Officers
Christopher J. Reed (2)	2,464,190	17.6
Judy Holloway Reed (2)	2,464,190	17.6
Daniel S.J. Muffoletto, N.D.	17	*
Michael Fischman	0	*
Lewis Jaffe	0	*
Daniel Miles	38,000	*
Neal Cohane	185,677	1.3
Directors and executive officers as a group (5 persons)	2,454,038	18.9
Robert Reed	800,000	5.7

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of October 21, 2016 are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder’s name. Percentage of ownership is based on approximately 2,464,190 shares of common stock outstanding as of October 24, 2016.

(2)	Christopher J. Reed and Judy Holloway Reed are husband and wife. The same number of shares of common stock is shown for each of them, as they may each be deemed to be the beneficial owner of all of such shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship between Reed’s and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related person”, in which such related person has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, defined as a “related party transaction,” the related party must report the proposed related party transaction to our Chief Financial Officer. The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Governance Committee. If practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Governance Committee will review, and, in its discretion, may ratify the related party transaction. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum. Prior to August 2005, we did not have independent directors on our board to review and approve related party transactions. The entire board of directors reviewed related party transactions prior to August 2005. The Governance Committee reviewed and approved all related party transactions entered into after August 2005 and will continue to do so in the future.

Since the beginning of our fiscal year for the period ended December 31, 2015, we have participated in the following transactions in which a related person had or will have a direct or indirect material interest:

Judy Holloway Reed, our Secretary and director, is Christopher J. Reed’s spouse.

In 2005, we added three independent directors to our board. We will maintain at least three independent directors on our board in the future. The board of directors, inclusive of at least a majority of these independent directors, who did not have an interest in the transactions and had access, at our expense, to our or independent legal counsel, resolved to reauthorize all material ongoing and past transactions, arrangements and relationships listed above. In addition, all future material affiliated transactions and loans: (i) will be made or entered into on terms that are no less favorable to us than those that can be obtained from unaffiliated third parties, (ii) and any forgiveness of loans must be approved by a majority of our independent directors who do not have an interest in the transactions and who have access, at our expense, to our or independent legal counsel, and (iii) will comply with the Sarbanes-Oxley Act and other securities laws and regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons beneficially owning more than 5% of the outstanding common stock of the Company to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission (“SEC”). Officers, directors, and greater than 10% beneficial owners of common stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto, Reed’s believes that during the fiscal year ended December 31, 2015, all of our officers and directors filed timely file reports required by Section 16(a).

Legal Proceedings

There are no material proceedings to which any of our directors, officers or affiliates, any owner of record or beneficial owner of more than 5% of any class of our voting securities, or any associate of any such director, officer, affiliate, or security holder is a party adverse to Reed’s or has a material interest adverse to Reed’s.

Code of Ethics

We have adopted a code of ethics that applies to all our executive officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of ethics is posted on our website at www.reedsgingerbrew.com.

INVESTOR INFORMATION

All reports filed by the Company with the SEC are available free of charge via EDGAR through the SEC website at www.sec.gov. In addition, the public may read and copy materials filed by Reed’s with the SEC at the SEC’s public reference room located at 450 Fifth St., N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. Reed’s also provides copies of its Forms 8-K, 10-K, 10-Q, Proxy, Annual Report and press releases at no charge to investors upon request and makes electronic copies of such reports and press releases available through its website at www.reedsgingerbrew.com as soon as is practicable after filing such material with the SEC. Requests should be sent to Reed’s, 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

ANNUAL REPORT

Our Annual Report on Form 10K for the fiscal year ended December 31, 2015, as amended, (“Annual Report”) has been mailed to stockholders along with this Proxy Statement. We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report, or exhibits thereto, as filed with the “SEC”. Requests should be addressed to 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary. Also, such report may be obtained from our Internet homepage at www.reedsgingerbrew.com.

STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in our proxy statement: If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2017 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Secretary by no later than 120 calendar days before [             ], 2017- the anniversary date of this Proxy Statement was released to stockholders in connection with the 2016 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on To be determined, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2017 Annual Meeting of Stockholders.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2017 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. The Bylaws provide that we must have received the stockholder’s notice not less than 120 days in advance of the one-year anniversary of the date of the previous year’s Annual Meeting of Stockholder. To be timely, a stockholder proposal to be included in our proxy statement for the 2017 Annual Meeting of Stockholders must be received by our Secretary no later than [              ], 2017, provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as describe above. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure and provisions of our Bylaws.

We urge stockholders to submit all proposals by Certified Mail - Return Receipt Requested. Stockholder proposals should be sent to 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

OTHER MATTERS

We are not aware of any business to be presented for consideration at the meeting, other than that specified in this Proxy Statement. If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that proxies be returned promptly, whether or not you expect to attend the Annual Meeting in person. We request that you complete, date and sign the enclosed WHITE proxy card and return it promptly in the envelope provided for that purpose. By returning your proxy promptly you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Stockholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors

/s/ Christopher Reed
Christopher J. Reed
Chairman of the Board

Los Angeles, California

APPENDIX A

Supplemental Information Concerning Participants in the Company’s Solicitation of Proxies

The following tables (“Directors and Nominees” and “Executive Officers”) set forth the name and business address the directors and nominees of the Company and the name, present principal occupation and business address of each of the Company’s executive officers who, under SEC rules, are considered to be participants in the Company’s solicitation of proxies from its stockholders in connection with the Annual Meeting (collectively, the “Participants”).

Directors and Nominees

The principal occupations of the Company’s directors and nominees are included in the biographies under the section above titled “Nominees for Election as Directors” and “Executive Officers and Directors”. The names of each director and nominee are listed below, and the business addresses for all the directors and nominees is c/o Reed’s Inc., 13000 South Spring Street, Los Angeles, California 90061.

Name

Christopher J. Reed

John Bello

Stefan Freeman

Lewis Jaffe

Charles Cargile

Judy Reed

Michael Fischman

Daniel Muffoletto

Executive Officers

The executive officers who are considered Participants as well as their positions with the Company, which constitute their respective principal occupations, are listed below. The business address for each person is c/o Reed’s Inc., 13000 South Spring Street, Los Angeles, California 90061.

Name	Title

Christopher J. Reed	President, Chief Executive Officer and Chairman of the Board
Daniel Miles	Chief Financial Officer
Mark Beaton	Chief Operations Officer
Neal Cohane	Senior Vice President of Sales
Judy Holloway Reed	Secretary and Director

Information Regarding Ownership of Company Securities by Participants

The number of shares of common stock beneficially held as of October 21, 2016 by the Company’s directors and those executive officers who are Participants appears in the “Security Ownership of Certain Beneficial Owners and Management” section of this Proxy Statement. Except as described in this Appendix A or otherwise in this Proxy Statement, none of the persons listed above in “Directors” and “Executive Officers” owns any debt or equity security issued by the Company of record that he or she does not also own beneficially.

Transactions in the Company’s Securities by Participants—Last Two Years

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant during the last two years. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans, and no part of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Chris Reed - Chief Executive Officer

Date	Shares
12/1/2015	(8,000)
5/15/2016	10,000
8/16/2016	10,000
10/24/2016	50,000

Daniel Miles Chief Financial Officer

Date	Shares
5/15/2016	10,000
8/23/2016	10,000
9/1/2016	5,000
9/7/2016	5,000
9/27/2016	8,000

Neal Cohane Senior Vice President of Sales

Date	Shares
11/26/14	(100)
5/15/2016	10,000
9/27/2016	13,500
10/24/2016	12,500

Miscellaneous Information Regarding Participants

Except as described in this Proxy Statement or this Appendix A, to the Company’s knowledge: none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of the Company’s subsidiaries, (ii) has purchased or sold any of such securities within the past two years, or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities.

Except as disclosed in this Appendix A or this Proxy Statement, no associates of a “participant” beneficially owns, directly or indirectly, any of our securities. Other than as disclosed in this Appendix A or this Proxy Statement, neither we nor any of the “participants” have a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Company nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. No participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Proxy Statement or this Appendix A, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or the Company’s affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

APPENDIX B

AMENDMENT TO THE AMENDED AND RESTATED BYLAWS

ARTICLE I. MEETINGS OF STOCKHOLDERS

***

SECTION 5. NOMINATION OF DIRECTORS.

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(b) Content of Notice. A stockholder’s notice of nominations for a meeting of stockholders shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director (1) such person’s name, (2) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (3) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (4) a completed and signed written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be in the form used for other directors of the Corporation and provided by the Secretary upon written request), (5) a statement whether such person, if elected, intends to tender, promptly following such person’s election or re-election, an irrevocable resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would stand for re-election and upon acceptance of such resignation by the board of directors, in accordance with any policies and procedures adopted by the board of directors for such purpose and (6) a written representation and agreement (in such form as shall be provided by the Secretary upon written request) that such person (A) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) and in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation; and (b) as to the stockholder giving the notice (1) the name and address, as they appear on the Corporation’s books, of such stockholder and any (A) person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder or (C) person controlling, controlled by or under common control with a person or beneficial owner identified by (A) or (B) above (each, a “Stockholder Associated Person”), (2) the class and number of shares of stock of the Corporation that are held of record or are beneficially owned by such stockholder or any Stockholder Associated Person, (3) a description of all other securities or contracts, with a value derived in whole or in part from the value of any shares of stock of the Corporation, held by or to which the stockholder or any Stockholder Associated Person is a party, (4) a description of any material relationships, including financial transactions and compensation, between the stockholder and the proposed nominee(s), and (5) a representation and other appropriate evidence that the stockholder is a holder of record of shares of stock of the Corporation entitled to vote for the election of directors at the meeting, will continue to be a holder of record of shares of stock entitled to vote for the election of directors through the date of the meeting, and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice.

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WHITE PROXY

REED'S, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD [ ], 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints Daniel Miles and Mark Beaton, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of Reed's, Inc. (the "Company") in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at [ ] at [ ] Pacific Standard Time on [ ], 2016, and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" UNDER PROPOSALS 2, 3, 4 AND 5 AND AGAINST PROPOSALS 6 AND 7. IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE IT WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL 1. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held [ ], 2016.
The Proxy Statement and our Annual Report to Stockholders are available at:
www.okapivote.com/reeds

Please mark vote as in this example ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED ON PROPOSAL 1.

☐ FOR ALL NOMINEES LISTED ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

(1) Christopher J. Reed (2) John Bello (3) Stefan Freeman (4) Lewis Jaffe (5) Charles F. Cargile

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee's name.)

____

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

2. Ratification of the appointment of Weinberg & Company, P.A. as the Company's registered independent public accountants for the 2017 fiscal year

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 3.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 4.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 5.

☐ FOR ☐ AGAINST ☐ ABSTAIN

6. Shareholder proposal entitled "Independent Board Chairman"

☐ FOR ☐ AGAINST ☐ ABSTAIN

7. Shareholder proposal entitled "Shareholder Proxy Access"

☐ FOR ☐ AGAINST ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s) in items 1, 2, 3, 4, 5, 6 and 7 above. If this card contains no specific voting instructions, the shares will be voted <u>FOR</u> Proposal 1 (the election of all nominees for director), <u>FOR</u> Proposal 2, <u>FOR</u> Proposal 3, <u>FOR</u> Proposal 4, <u>FOR</u> Proposal 5, <u>AGAINST</u> Proposal 6 and <u>AGAINST</u> Proposal 7.

Date: ______________________________, 2016

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Signature

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Signature (if held jointly)

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID PROXIES MAY DO BY VIRTUE HEREOF.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲